Class A:    GSGRX    Class C:    GSGCX    Institutional:    GSIIX    Service:    GSGSX     Class IR:    GRGTX    Class R:    GRGRX Class R6:    GRGUX    Class T:    GTRGX

Before you invest, you may want to review the Goldman Sachs Growth and Income Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional, Service and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 28, 2017, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and growth of income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A or Class T Shares if you invest at least $50,000 or $250,000, respectively, in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 55 and “Shareholder Guide—Common Questions Applicable to the Purchase of Class T Shares” beginning on page 59 and in Appendix D—Additional Information About Sales Charge Variations, Waivers and Discounts on page 102 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-100 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Institutional		Service		Class IR		Class R		Class R6		Class T
Management Fees	0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%		0.70%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		0.25%		None		0.50%		None		0.25%
Other Expenses[2]	0.31%		0.56%		0.16%		0.41%		0.31%		0.31%		0.16%		0.31%
Service Fees	No	ne	0.2	5%	No	ne	No	ne	No	ne	No	ne	No	ne	No	ne
Shareholder Administration Fees	No	ne	No	ne	No	ne	0.2	5%	No	ne	No	ne	No	ne	No	ne
All Other Expenses	0.3	1%	0.3	1%	0.1	6%	0.1	6%	0.3	1%	0.3	1%	0.1	6%	0.3	1%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses	1.27%		2.02%		0.87%		1.37%		1.02%		1.52%		0.87%		1.27%
Fee Waiver and Expense Limitation[3]	(0.13)%		(0.13)%		(0.13)%		(0.13)%		(0.13)%		(0.13)%		(0.13)%		(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.14%		1.89%		0.74%		1.24%		0.89%		1.39%		0.74%		1.14%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[3]

The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets and (ii) waive a portion of its management fee in order to achieve an effective rate of 0.69% as an annual percentage rate of the Fund’s average daily net assets. These arrangements will remain in effect through at least April 28, 2018, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Class IR, Class R, Class R6 and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Class IR, Class R, Class R6 and/or Class T Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$660	$918	$1,197	$1,989
Class C Shares
— Assuming complete redemption at end of period	$292	$621	$1,076	$2,338
— Assuming no redemption	$192	$621	$1,076	$2,338
Institutional Shares	$76	$265	$469	$1,061
Service Shares	$126	$421	$738	$1,635
Class IR Shares	$91	$312	$551	$1,236
Class R Shares	$142	$468	$817	$1,801
Class R6 Shares	$76	$265	$469	$1,061
Class T Shares	$363	$630	$917	$1,734

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2016 was 61% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 65% of its total assets measured at the time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”), it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies. The Investment Adviser expects that the Fund’s investments will be weighted in favor of companies that pay dividends or other current income.

The Fund’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

The Fund’s benchmark index is the Russell 1000® Value Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Value stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific or other factors.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than

3        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

REIT Risk. Risks associated with investments such as REITs in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Class IR, Class R, Class R6 and Class T Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2016	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 2/5/93)
Returns Before Taxes	7.01%	12.82%	3.82%	6.93%
Returns After Taxes on Distributions	6.52%	12.45%	3.31%	6.05%
Returns After Taxes on Distributions and Sale of Fund Shares	4.32%	10.24%	2.99%	5.55%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	9.64%
Class C Shares (Inception 8/15/97)
Returns Before Taxes	11.33%	13.24%	3.63%	3.22%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	7.41%
Institutional Shares (Inception 6/3/96)
Returns Before Taxes	13.64%	14.56%	4.82%	6.18%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	8.73%
Service Shares (Inception 3/6/96)
Returns Before Taxes	13.07%	13.99%	4.31%	5.73%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	8.70%
Class IR Shares (Inception 11/30/07)
Returns Before Taxes	13.46%	14.38%	N/A	4.92%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	N/A	6.22%
Class R Shares (Inception 11/30/07)
Returns	12.91%	13.82%	N/A	4.40%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	N/A	6.22%
Class R6 Shares (Inception 7/31/15)*
Returns	13.68%	14.56%	4.82%	6.18%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	8.73%
Class T Shares (Inception 4/28/17)**
Returns Before Taxes	7.01%	12.82%	3.82%	6.93%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	17.29%	14.78%	5.72%	9.64%

*	Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of the Class R6 Shares shown in the table above is that of the Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) that differed only to the extent that Class R6 Shares and Institutional Shares have different expenses.

**	As of the date of the Prospectus, Class T Shares have not commenced operations. Performance of Class T Shares shown in the table above is that of Class A Shares. Performance has not been adjusted to reflect the lower maximum sales charge (load) imposed on purchases of Class T Shares. Class T Shares would have had higher returns because: (i) Class A Shares and Class T Shares represent interests in the same portfolio of securities; and (ii) Class T Shares impose a lower maximum sales charge (load) on purchases.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Class IR and Class T Shares, and returns for Class R and Class R6 Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Sean Gallagher, Managing Director, Chief Investment Officer, Value Equity, has managed the Fund since 2001 and John Arege, CFA, Managing Director, has managed the Fund since 2012.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR, Class R, Class R6 and Class T Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR, Class R, Class R6 or Class T shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

[THIS PAGE LEFT INTENTIONALLY BLANK]

7        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

[THIS PAGE LEFT INTENTIONALLY BLANK]

8        SUMMARY PROSPECTUS — GOLDMAN SACHS GROWTH AND INCOME FUND

EQVALSUM2-16V2